ENZON TO ENHANCE GOVERNANCE BY ELIMINATING BOARD CLASSES

--Two new directors are appointed to its Board--

BRIDGEWATER, NJ – April 22, 2010 – Enzon Pharmaceuticals, Inc. (Nasdaq: ENZN) announced today that its Board of Directors has approved amendments to the Company’s certificate of incorporation and bylaws that will declassify the Board of Directors so that all directors will be elected annually. If approved by stockholders, the annual election will commence with the 2010 Annual Meeting. The Board intends to recommend stockholder approval of the proposed amendments at the 2010 Annual Meeting. At present, the Board consists of three classes, with members of each class elected for staggered three-year terms. All of the directors, with the exception of Victor P. Micati, a current director on Enzon’s Board, who is not standing for reelection, have agreed to stand for election for one year terms at the 2010 Annual Meeting. The Company also announced today that the Board of Directors has appointed Richard A. Young, Ph.D. and Thomas F. Deuel, M.D., as Directors, effective immediately.

"A destaggered board of directors is a critical component of a company that is focused on attempting to bring value to shareholders,” said Alexander J. Denner, Ph.D., Chairman of Enzon’s Board of Directors. “By moving to one year terms, Enzon’s Directors are demonstrating their accountability to shareholders.” Dr. Denner added: “In addition, we are very pleased to announce the appointment of two highly regarded individuals to the Board, Drs. Deuel and Young. Tom and Richard both have significant scientific credentials and experience within the biopharmaceutical industry. We look forward to their contributions as Directors on the Enzon Board. Separately, Vic Micati will be stepping down from the board at the annual meeting. The board would like to thank him for his years of service and we wish him well.”

Dr. Young is a Member of the Whitehead Institute and a Professor of Biology at MIT. He received his B.S. degree in Biological Sciences at Indiana University and his Ph.D. in Molecular Biophysics and Biochemistry at Yale University. Dr. Young received postdoctoral training at the Swiss Institute for Experimental Cancer Research and at Stanford University School of Medicine. His honors include a Burroughs Wellcome Scholarship, the Chiron Corporation Biotechnology Research Award, Yale’s Wilbur Cross Medal, and Scientific American recognized him as one of the top 50 leaders in science, technology and business in 2006. Dr. Young has been associated with a number of biotechnology, pharmaceutical and other companies. Dr. Young has also served as an advisor to Science magazine, the National Institutes of Health and the World Health Organization.

Dr. Deuel is the Presidential Scholar at the Dana Farber Cancer Institute and Adjunct Professor of Molecular and Experimental Medicine and Cell Biology at The Scripps Research Institute. He has served as a Professor of Molecular and Experimental Medicine and Cell Biology, Director of the Division of Molecular Oncology, Department of Molecular and Experimental Medicine, and Director of the Vascular Biology Affinity Group at The Scripps Research Institute. Prior to joining The Scripps Research Institute, Dr. Deuel served as a Professor of Medicine at Harvard Medical School. He is currently a Professor Emeritus at Harvard Medical School. In addition, from 1996 to 2002, Dr. Deuel served as a Director, Division of Growth Regulation at Beth Israel Hospital, Boston, Massachusetts and, prior to that, was a Professor of Medicine and Biochemistry and the head of Oncology Services at the Washington University School of Medicine, St. Louis, Missouri. Dr. Deuel is a member of the Institute of Medicine at the National Academy of Sciences. He has served and continues to serve on numerous scientific advisory boards for various companies. In addition, Dr. Deuel has earned many professional honors and awards. Dr. Deuel holds an M.D. from Columbia University and an A.B. from Princeton University.

Additional Information and Where to Find It

Enzon Pharmaceuticals, Inc. (“the Company”) and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”). The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting (the “2010 Proxy Statement”). Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended 2009, as amended by a Form 10-K/A filed with the SEC on April 15, 2010, which may be obtained free of charge from the SEC’s website at http://www.sec.gov and the Company’s website at http://www.enzon.com. Additional information regarding the interests of such potential participants will be included in the 2010 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting.

On April 19, 2010, Thomas F. Deuel, M.D. and Richard A. Young joined the Company’s Board of Directors. Drs. Deuel and Young do not own any outstanding shares of the Company’s common stock. Additional information regarding the interests of such potential participants will be included in the 2010 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting.

Promptly after filing its definitive 2010 Proxy Statement with the SEC, the Company will mail the definitive 2010 Proxy Statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2010 PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION. Stockholders will be able to obtain, free of charge, copies of the 2010 Proxy Statement and any other documents filed by the Company with the SEC in connection with the Annual Meeting from the SEC’s website at http://www.sec.gov, the Company’s website at http://www.enzon.com, or by contacting Craig Tooman of the Company, c/o Enzon Pharmaceuticals, Inc., 685 Route 202/206, Bridgewater, New Jersey 08807.

About Enzon

Enzon Pharmaceuticals, Inc. is a biopharmaceutical company dedicated to the discovery and development of innovative medicines for patients with cancer. Enzon’s drug development programs utilize several cutting-edge approaches, including its industry-leading PEGylation technology platform, Customized Linker technology™ and mRNA antagonists using the Locked Nucleic Acid™ (LNA) technology. Enzon receives a royalty revenue stream from licensing partnerships for other products developed using the proprietary PEGylation technology. Further information about Enzon and this press release can be found on the Company’s web site at www.enzon.com.

Forward Looking Statements

There are forward-looking statements contained herein, which can be identified by the use of forward-looking terminology such as the words "believes," "expects," "may," "will," "should,” "potential," "anticipates," "plans" or "intends" and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, events or developments to be materially different from the future results, events or developments indicated in such forward-looking statements. Such factors include, but are not limited to whether the stockholders approve the amendments to Enzon’s certificate of incorporation and bylaws to declassify the Board of Directors. A more detailed discussion of these and other factors that could affect results is contained in our filings with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the period ended December 31, 2009, as amended. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. All information in this press release is as of the date of this press release and Enzon does not intend to update this information.

Contact:
Enzon Pharmaceuticals, Inc.
Craig Tooman, 908-541-8777
EVP, Finance and Chief Financial Officer